SUPPLEMENT TO THE
SPARTAN U.S. EQUITY
INDEX FUND
APRIL 29, 1997
PROSPECTUS
The following information replaces similar information found in "Expenses" on page P-3:
FMR has voluntarily agreed to reimburse the fund to the extent that total operating expenses exceed 0.19% of its average net assets. This agreement will continue through December 31, 1999. If this agreement were not in effect, the management fee, other expenses, and total operating expenses, as a percentage of average net assets, would have been 0.28%, 0.27%, and 0.55% for the fund. Expenses eligible for reimbursement do not include interest, taxes, brokerage commissions, and extraordinary expenses.